                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) AUGUST 3, 2004

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                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)

          DELAWARE                       1-5794                  38-1794485
          --------                       ------                  ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

    21001 VAN BORN ROAD, TAYLOR, MICHIGAN                          48180
   ----------------------------------------                      ----------
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (313) 274-7400
                                 --------------
               Registrant's telephone number, including area code

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits

      99    Press Release of Masco Corporation dated August 3, 2004, reporting
      Masco Corporation's financial results for the second quarter of 2004 and certain other information and supplemental information prepared for use in connection with the financial results for the second quarter of 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated August 3, 2004, reporting Masco Corporation's financial results for the second quarter of 2004 and certain other information and a supplemental information package prepared for use in connection with the financial results for the second quarter of 2004. On August 3, 2004, Masco Corporation will hold an investor conference and web cast to discuss financial results for the second quarter of 2004.

      This information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               MASCO CORPORATION

                                               By: /s/Timothy Wadhams
                                                   ---------------------------
                                               Name:  Timothy Wadhams
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

August 3, 2004

                                  EXHIBIT INDEX

99 Press Release of Masco Corporation dated August 3, 2004, reporting Masco Corporation's financial results for the second quarter of 2004 and certain other information and supplemental information prepared for use in connection with the financial results for the second quarter of 2004.